UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 31, 2006


                          Golden Chief Resources, Inc.


         Kansas                      0-12809                   48-0846635
 ----------------------      ----------------------      ----------------------
(State of Incorporation)    (Commission File Number)    (IRS Employer ID Number)


              896 N. Mill Street, Suite 203 Lewisville, Texas 75057
                     --------------------------------------
                    (Address of principal executive offices)


                                 (972) 219-8585
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              (Registrant's telephone number, including area code)

Item 5.02     Appointment of Principal Officers
              ---------------------------------

On July 31, 2006 the Company's directors, at a special meeting appointed the following officers: B. Fred Oden, III, President; Michael H. McIlvain, Executive Vice President, Hugh Fowler, Secretary. The changes were made to reflect the changes in duties of the officers involved.

Dated:  August 2, 2006


                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     SIGNED on this the 2nd day of August, 2006.

                                            Golden Chief Resources, Inc.


                                            By:  /s/  M. H. McIlvain
                                               --------------------------------
                                                      M. H. McIlvain
                                                      Executive Vice President

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